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                                                                    EXHIBIT 10.8

                                                                [EXECUTION COPY]


                               ESCROW AGREEMENT
                               ----------------

          THIS ESCROW AGREEMENT (this "Agreement") made and entered into as of
                                       ---------
July 22, 1998, by and between Anthony Crane Rental, L.P., a Pennsylvania limited partnership (the "Company") and Anthony Iron and Metal Company, a Pennsylvania
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general partnership ("AIM"), and Brown Brothers Harriman & Co., a New York
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general partnership, as escrow agent (the "Escrow Agent").
                                           ------------

          WHEREAS, the Company, AIM and certain other persons entered into a Recapitalization Agreement, dated as of July 22, 1998, (the "Recapitalization
                                                             ----------------
Agreement"), pursuant to which, among other things, the Company has distributed
---------
certain amounts to AIM;

          WHEREAS, the Recapitalization Agreement contains certain distribution amount adjustment provisions and certain indemnification provisions for the benefit of the Company; and

          WHEREAS, as security for the performance of AIM's obligations under such distribution amount adjustment provisions and such indemnification provisions, the Recapitalization Agreement provides for the execution and delivery of this Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Terms.  Capitalized terms used herein but not otherwise defined
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shall have the meanings given to such terms in the Recapitalization Agreement.

          2.   Delivery of Funds. Pursuant to Section 1.02(e) of the
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Recapitalization Agreement, simultaneously with execution and delivery of this
Agreement, on the Closing Date, the Company has deposited an aggregate of $4,000,000 (the "Escrow Amount") with the Escrow Agent. The Escrow Agent shall
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use the Escrow Amount to create a fund (the "Escrow Fund") (such term not to
                                             -----------
include the interest thereon) which will be subject to the terms and conditions of this Agreement. The Escrow Agent hereby acknowledges receipt of the Escrow Amount.

          3.   Escrow Fund Income.
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         (a)   Investments. The Escrow Agent shall invest the Escrow Fund in any
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of the following investments as directed by AIM from time to time: (i)
securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof; (ii) certificates of deposit and Eurodollar time deposits and overnight bank deposits with any domestic commercial bank having combined capital and surplus in excess of $175,000,000; (iii) repurchase obligations with a term of not more than seven days for underlying securities of the type described in clauses (i) and (ii) above entered into with any financial institution meeting the qualifications specified in clause (ii) above; and (iv) commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc. All investments made by the Escrow Agent prior to the first anniversary of the date of this Agreement shall mature on or prior to such first anniversary. To the extent that any portion
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of the Escrow Fund is withheld for Pending Claims (as defined below) pursuant to
Section 5(b) below, the Escrow Agent shall invest such funds in a taxable money market account of the Escrow Agent until such time as such funds are required to be distributed hereunder.

         (b)   Absence of Direction from AIM. In the absence of any instructions
               -----------------------------
from AIM as to investment of the Escrow Fund, the Escrow Amount shall be invested in a taxable money market account of the Escrow Agent.

         (c)   Treatment of Interest. Any interest received by the Escrow Agent
               ---------------------
("Escrow Income") shall accrue to the Escrow Fund and remain in the Escrow Fund
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and shall be paid to AIM, on a monthly basis on the fifth business day of each month to the extent that Escrow Income has accrued and is available to be paid on the investments made by the Escrow Agent. Fees associated with the Escrow Income, including fees associated with the wiring of such Income, shall be deducted from such monthly payment.

         4.    Claims.
               ------

         (a)   Notice of Claim for Distribution Amount Adjustment. Upon a final
               --------------------------------------------------
determination of the Distribution Amount in accordance with the Recapitalization Agreement, the Company and AIM shall, jointly deliver to the Escrow Agent written notice (the "Distribution Amount Adjustment Notice") setting forth the amount, if any, by which the Actual Distribution Amount is less than the Estimated Amount paid at the Closing. Within two (2) days after receipt by the Escrow Agent of the Distribution Amount Adjustment Notice, the Escrow Agent
                    -------------------------------------
shall pay to the Company the amount of such shortfall in cash in accordance with
Section 4(c) below. The Company shall seek any amounts due to it in accordance with the Recapitalization Agreement with respect to the Distribution Amount Adjustment in excess of the Escrow Amount directly from AIM. In the case that the Escrow Fund holds greater than $2,000,000 after payment of the Distribution Amount Adjustment, such excess of $2,000,000 shall be distributed by the Escrow Agent to AIM.

         (b)   Notice of Claims for Indemnification. Upon a determination by the
               ------------------------------------
Company that the Company has a claim for indemnification under Section 8 of the Recapitalization Agreement (each, an "Indemnity Claim"), the Company shall
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deliver to the Escrow Agent a copy of the notice (each, a "Claim Notice")
                                                           ------------
delivered to AIM pursuant to the Recapitalization Agreement. With respect to each Indemnity Claim, the Escrow Agent shall pay the following amounts to the Company from the Escrow Amount in cash in accordance with Section 4(c) below:

               (i) the amount of such Indemnity Claim if thirty (30) days shall have expired since the Company delivered the Claim Notice to the Escrow Agent and the Escrow Agent shall not have received written notice within such time from AIM that the amount of the claim is being contested;

               (ii) the amount of such Indemnity Claim (or portion thereof) directed to be so paid in any written notice received by the Escrow Agent from AIM; and

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               (iii) the amount of any arbitration award reflected in a final determination of which the Escrow Agent shall have received a certified copy, in favor of the Company in any proceeding for indemnity under the Recapitalization Agreement;

         (c)   Payment. All claims of the Company against the Escrow Amount
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shall be paid promptly out of cash in the Escrow Fund to the extent thereof. To the extent that cash in the Escrow Fund is insufficient to pay a claim of the Company in the amount and on the date determined in accordance with Section 4(a) or Section 4(b) above, the Escrow Agent shall so notify both the Company and AIM and AIM shall have five (5) days from the time the Escrow Agent delivers notice thereof to instruct the Escrow Agent as to which non-cash assets of the Escrow Fund are to be sold or liquidated for the purpose of paying the claim. If such instructions are not given by AIM within such period, such instructions shall be given by the Company.

         5.    Distribution and Termination of the Escrow Fund.
               -----------------------------------------------

         (a)   Escrow Fund Distribution. On the first anniversary of the date of
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this Agreement, the Escrow Agent shall distribute the remainder of the Escrow
Fund (along with accrued interest thereon) to AIM; provided that if any
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Indemnity Claim (of which the Escrow Agent has received a Claim Notice on or before such date) remains pending on such dates (each such pending claim hereinafter referred to as a "Pending Claim"), the Escrow Agent shall withhold
                              -------------
in the Escrow Fund from the amount to be otherwise distributed an amount equal to such Pending Claim(s). Notwithstanding the foregoing, any distributions provided for herein shall be subject to the rights of the Escrow Agent under
Section 6(d) below.

         (b)   Withheld Assets. Assets withheld pursuant to Section 5(a) above
               ---------------
for individual Pending Claims shall be retained by the Escrow Agent in the Escrow Fund and paid to the Company from the Escrow Amount in cash in accordance with Section 4(c) above as follows:

               (i) the amount of such Pending Claim if thirty (30) days shall have expired since the Company delivered to the Escrow Agent and AIM a copy of the Claim Notice with respect to such Pending Claim and the Escrow Agent shall not have received written notice within such time from AIM that the amount of the Pending Claim is being contested;

               (ii) the Escrow Agent receives written direction from both the Company and AIM directing the Escrow Agent to disburse the assets withheld for the Pending Claim, in which case disbursement shall be made in accordance with such direction; and

               (iii) the Escrow Agent receives a certified copy of an arbitration award reflected in a final determination, in which case disbursement of the assets withheld for the Pending Claim shall be made in the amount or amounts, if any, of the award or awards set forth in such final determination in favor of the Company in any proceeding for indemnity under the Recapitalization Agreement.

         (c)   Disposition of Pending Claims. At each such time as any Pending
               -----------------------------
Claim (or portion thereof) is disposed of and no longer pending, the Escrow Agent shall distribute to AIM, the balance

                                      -3-
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of the assets withheld in respect of such Pending Claim disposed of and no longer pending. A Pending Claim shall be considered disposed of and no longer pending when (i) an event described in Section 5(b)(ii) or 5(b)(iii) of this Agreement has occurred (unless there are amounts still under claim or dispute in respect of a Pending Claim after giving effect to the amounts paid, in which case the Escrow Agent shall continue to retain in the Escrow Fund the amounts still under claim or dispute) or (ii) the Escrow Agent has received a certified copy of a final determination of an arbitration award in any proceeding for indemnity under the Recapitalization Agreement in respect of such Pending Claim and the Escrow Agent has distributed to the Company any amount required pursuant to Section 5(b)(iii) of this Agreement.

         (d) Termination. When the entire Escrow Fund has been distributed in accordance with Section 4 and/or this Section 5, this Escrow Agreement shall terminate.

         6.    Miscellaneous.
               -------------

         (a)   Escrow Agent Obligations. The obligations and duties of the
               ------------------------
Escrow Agent are confined to those specifically enumerated in this Agreement. The Escrow Agent shall not be subject to, nor be under any obligation to ascertain or construe the terms and conditions of the Recapitalization Agreement or any other instrument, whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in this Agreement, nor shall the Escrow Agent be obligated to inquire as to the form, execution, sufficiency, or validity of any such instrument as to the identity, authority, or rights of the person or persons executing or delivering the same.

         (b)   Escrow Agent Liability. The Escrow Agent and its partners,
               ----------------------
officers and employees shall not be personally liable for any act which it may do or omit to do hereunder in good faith or for any mistake of fact or law for any action it may take or refrain from taking in connection herewith unless caused by or arising out of its own gross negligence or willful misconduct. The Escrow Agent shall not be held liable for any losses that may occur as the result of the investment or reinvestment of the Escrow Fund.

         (c)   Conflicts. If the Escrow Agent should receive or become aware of
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any conflicting demands or claims with respect to this Agreement, or the rights of any of the parties hereto, or any money, property, or instruments deposited herein or affected hereby, the Escrow Agent shall have the right in its sole discretion, without liability for interest or damages, to discontinue any or all further acts on its part until such conflict is resolved to its satisfaction and/or to commence or defend any action or proceeding (for which the Escrow Agent shall be reimbursed for reasonable legal fees and expenses)for the determination of such conflict.

         (d)   Indemnification of Escrow Agent. Subject to the provisions of
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Section 6(b) above, the Company and AIM will jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, damages, judgments, attorneys' fees, expenses, obligations, and liabilities of every kind and nature which the Escrow Agent may incur, sustain, or be required to pay in connection with or arising out of this Agreement, and to pay to the Escrow Agent on demand the amount of all such consents, damages, judgments, attorneys' fees, expenses, obligations, and

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liabilities, except such liability and expense as may result from the gross negligence or willful misconduct of the Escrow Agent.

         If the Escrow Agent is entitled to receive, pursuant to this Section 6(d), any amount in indemnification, then, as between the Company, on the one hand, and AIM, on the other hand, each shall be responsible for one-half thereof and shall be entitled to contribution from the other or others for any excess paid to the Escrow Agent. In the event any such indemnification expense shall arise by reason of acts or omissions of the Company or AIM in violation of any of their respective obligations under this Agreement, then the party or parties which is or are in such violation shall be liable for payment of the amount of such part of the indemnification expense arising from such acts or omissions.

         (e)   Escrow Agent's Conduct; Fees. In performing its duties hereunder,
               ----------------------------
the Escrow Agent may rely on statements or documents furnished to it by an officer of the Company or by AIM, or any other evidence deemed by the Escrow Agent to be reliable. The Escrow Agent shall be entitled to the payment of compensation for its services hereunder, which shall be set forth in Schedule A hereto, and which shall be paid by the Company. The Escrow Agent hereby acknowledges sufficiency of such consideration.

         (f)   Successors.  This Escrow Agreement shall be binding on and inure
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to the benefit of the Company, AIM, the Escrow Agent and their respective successors.

         (g)   Representatives and Notices.  All notices, requests, demands,
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claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then one (1) business day after) it is sent by reputable overnight courier service, and addressed to the intended recipient as set forth below:

         To AIM:
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         Anthony Iron and Metal Company
         1165 Camp Hollow Road
         West Mifflin, PA 15122
         Attn:  David W. Mahokey

         with a copy to:
                  (which copy shall not constitute notice to AIM)

         Williams Coulson
         Two Chatham Center - 15th Floor
         Pittsburgh, PA 15219
         Attention:  Mark Coulson

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         To the Company:
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         Anthony Crane Rental, L.P.
         c/o Bain Capital, Inc.
         Two Copley Place
         Boston, MA 02116
         Attention:  Paul Edgerley
                     Andrew Balson

         with a copy to:
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                  (which copy shall not constitute notice to the Company)

         Kirkland & Ellis
         200 East Randolph Drive
         Chicago, Illinois 60601
         Attention:  James L. Learner
                     E. Paul Quinn

         To the Escrow Agent:
         -------------------

         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, MA 02109
         Attention: Victoria Evans

Any party hereto may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means, including delivery in person, by certified or registered mail (with return receipt requested) or facsimile transmission, but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party hereto may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party hereto notice in the manner herein set forth.

         (h)   Governing Law. This Agreement shall be governed by and construed
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in accordance with the domestic laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application to this Agreement of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

         (i)   Amendments. No amendment of any provision of this Agreement shall
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be valid unless the same shall be in writing and signed by the Escrow Agent, the
Company and AIM, on behalf of AIM.

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         (j)   Reports from the Escrow Agent. The Escrow Agent shall furnish to
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the Company and AIM on a monthly basis a report listing each transaction made by the Escrow Agent with respect to this Agreement.

         (k)   Distributions.  All payments and distributions to the Company or
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AIM, shall be by wire transfer to the following accounts:

         To AIM:
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         Laurel Bank
         ABA#: 031 301 053
         For the account of
         Anthony Iron and Metal Co.
         Account No.:  601 004 17

         To the Company:
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         Fleet Bank
         ABA#: 011 900 571
         For the account of
         Anthony Crane Rental, L.P.
         Account No.:  9415845022

         (l)   Withdrawal of Escrow Agent. The Escrow Agent may, at any time and
               --------------------------
for any reason upon the giving of ten (10) days prior notice and without liability for interest or damages, withdraw as Escrow Agent hereunder, in which case the Company and AIM will promptly select a successor Escrow Agent. If the Escrow Agent shall withdraw as Escrow Agent, the Company and AIM shall jointly appoint a successor.

                           *     *     *     *     *

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         IN WITNESS WHEREOF, the parties hereto have executed this Escrow
Agreement as of the date first written above.


                               ANTHONY CRANE RENTAL, L.P.

                               By:  ACR Management, L.L.C., its general
                                    partner


                              By:   /s/ Andrew B. Balson
                                   ---------------------------------------

                              Its:  Secretary
                                   ---------------------------------------


                              ANTHONY IRON AND METAL COMPANY
                              By: Anthony Crane Rental, Inc., its managing
                                  general partner

                              By:   /s/ David W. Mahokey
                                   ---------------------------------------

                              Its:  General Partner
                                   ---------------------------------------

                               /s/ David W. Mahokey
                              --------------------------------------------
                              David W. Mahokey, Chief Financial Officer

                              BROWN BROTHERS HARRIMAN & CO.

                              By:   /s/ Louise A. Coughlan
                                   ---------------------------------------

                              Its:  Manager
                                   ---------------------------------------

                                  SCHEDULE A
                                  ----------

Re:  Anthony Crane Rental, L.P. Escrow Account


The Escrow Agent's annual fee for services provided in accordance with the terms of the Escrow Agreement shall be $5,000.00.

In addition, a charge of $1.00 per $1,000.00 of funds invested in any instruments not sponsored by the Escrow Agent, including Treasury securities, Repurchase Agreements, and Commercial Paper, subject to a minimum fee of $30.00 and a maximum fee of $250.00 per investment

No additional fee will be charged for funds invested in Certificates of Deposit or Money Market Funds sponsored by the Escrow Agent.